Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The provision for income taxes in interim periods requires us to make a best estimate of the effective tax rate expected to be applicable for the full year. This estimated effective tax rate is then applied to interim consolidated pre-tax operating income to determine the interim provision for income taxes.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Dollars in millions)
Provision for income taxes	$30	$24	$73	$70
Effective tax provision rate	34.3%	34.4%	33.8%	36.0%

We believe that it is unlikely that the unrecognized tax benefits will change by a material amount during the next 12 months. We recognize interest and penalties related to unrecognized tax benefits in provision for income taxes.

Income Taxes

Components of the provision (benefit) for income taxes consist of the following.

	For the Years Ended December 31,
	2015	2014	2013
Current	(Dollars in millions)
Federal	$2	$2	$—
State	—	(1)	—
Total current income tax expense	2	1	—
Deferred
Federal	82	(35)	(407)
State	(2)	—	(9)
Total deferred income tax expense (benefit)	80	(35)	(416)
Total income tax expense (benefit)	$82	$(34)	$(416)

The Company’s effective tax rate differs from the statutory federal tax rate. The following is a summary of such differences.

	For the Years Ended December 31,
	2015	2014	2013
	(Dollars in millions)
Provision (benefit) at statutory federal income tax rate (35%)	$84	$(37)	$(52)
(Decreases) increases resulting from:
Change in valuation allowance, federal and state	(6)	8	(355)
Residual tax effect associated with other comprehensive income	—	—	(6)
State income tax (benefit), net of federal income tax effect	4	(9)	(3)
Warrant expense (income)	1	(2)	—
Non-deductible compensation	1	1	—
Litigation settlement	—	4	—
Other	(2)	1	—
Provision (benefit) for income taxes	$82	$(34)	$(416)

During the year ended December 31, 2015, the effective tax rate was 34.2 percent, compared to an effective tax rate benefit of 32.9 percent during the year ended December 31, 2014 and a not meaningful tax rate for the year ended December 31, 2013.

Temporary differences and carry forwards that give rise to deferred tax assets and liabilities are comprised of the following.

	December 31,
	2015	2014
	(Dollars in millions)
Deferred tax assets
Tax loss carry forwards	$258	$292
Allowance for loan losses	89	140
Litigation settlement	31	30
Representation and warranty reserves	15	20
Alternative Minimum Tax credit carry forwards (indefinite carry forward period)	15	13
General business credit	1	—
Accrued compensation	9	—
Non-accrual interest revenue	3	6
Real Estate Mortgage Investment Conduits	—	5
Deferred interest	3	4
Other	9	7
Total	433	517
Valuation allowance	(22)	(33)
Total (net)	411	484
Deferred tax liabilities
Mortgage loan servicing rights	(19)	(32)
Mark-to-market adjustments	(17)	(3)
Commercial lease financing	(3)	(3)
Premises and equipment	(3)	(2)
State and local taxes	(5)	(2)
Total	(47)	(42)
Net deferred tax asset	$364	$442

The Company has not provided deferred income taxes for the Bank’s pre-1988 tax bad debt reserve at December 31, 2015 of approximately $4 million because it is not anticipated that this temporary difference will reverse in the foreseeable future. Such reserves would only be taken into taxable income if the Bank, or a successor institution, liquidates, redeems shares, pays dividends in excess of earnings, or ceases to qualify as a bank for tax purposes.

During the years ended December 31, 2015 and 2014, the Company had federal net operating loss carry forwards of $660 million and $743 million, respectively. These carry forwards, if unused, expire in calendar years 2028 through 2033. As a result of a change in control occurring on January 30, 2009, Section 382 of the Internal Revenue Code places an annual limitation on the use of the Company's new operating loss carry forwards that existed at that time. At December 31, 2015 the Company had $154 million of net operating loss carry forwards subject to certain annual use limitations which expire in calendar years 2028 through 2029.

The Company regularly evaluates the need for deferred tax asset valuation allowances based on a more likely than not standard as defined by generally accepted accounting principles. The ability to realize deferred tax assets depends on the ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. The Company considers the following possible sources of taxable income when assessing the realization of deferred tax assets:

• future reversals of existing taxable temporary differences;
• future taxable income exclusive of reversing temporary differences and carryforwards;
• taxable income in prior carryback years; and
• tax planning strategies.

The assessment regarding whether a valuation allowance is required or should be adjusted also considers all available positive and negative evidence factors, including but not limited to:

• nature, frequency and severity of recent losses;
• duration of statutory carryforward periods;
• historical experience with tax attributes expiring unused; and
• near- and medium-term financial outlook.

As indicated by applicable accounting standards, it is inherently difficult to conclude a valuation allowance is not required when there is significant objective and verifiable negative evidence, such as cumulative losses in recent years. The Company utilizes a rolling three years of actual and current year anticipated results as the primary measure of cumulative losses.

When evaluating whether the Company has overcome the significant negative evidence attributable to actual cumulative losses in recent years, the Company adjusted those losses for items that the Company believes are not indicative of its ability to generate taxable income in future years. The Company reflects adjusted cumulative income after applying those items that are not indicative of its ability to generate taxable income in future years. The Company considers this objectively verifiable evidence that its current earnings model is capable of generating future taxable income sufficient to utilize substantially all of the net operating loss carryforwards as of each period end. The Company believes that this evidence is sufficient to overcome the unadjusted cumulative losses in recent years.

Upon considering all of the available positive and negative evidence, and the extent to which that evidence was objectively verifiable, the Company determined that the positive evidence outweighed the negative evidence and the deferred tax assets are more likely than not realizable. The Company released its valuation allowance in the fourth quarter of 2013 and continued to conclude that its Federal deferred tax assets are more likely than not realizable as of December 31, 2015 and 2014.

The Company had a total state deferred tax asset before valuation allowance of $33 million and total state net operating loss carryforwards of $621 million at December 31, 2015. In connection with its ongoing assessment of deferred taxes, the Company analyzed each state net operating loss separately and determined the amount of such net operating loss, which is expected to expire unused and recorded a valuation allowance to reduce the deferred tax asset for state net operating losses to the amount which is more likely than not to be realized. At December 31, 2015, the state deferred tax assets which will more likely than not be realized, was $11 million and we have maintained a valuation allowance of $22 million due to state loss carryover limitations.

The Company will continue to regularly assess the realizability of its deferred tax assets. Changes in earnings performance and future earnings projections, among other factors, may cause the Company to adjust its valuation allowance, which will impact the Company's income tax expense in the period it determines that these factors have changes.

The Company’s income tax returns are subject to review and examination by federal, state and local government authorities. On an ongoing basis, numerous federal, state and local examinations are in progress and cover multiple tax years. At December 31, 2015, the Internal Revenue Service had completed an examination of the Company through the taxable year ended December 31, 2011. The years open to examination by state and local government authorities vary by jurisdiction.

The total amounts of unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013 was $1 million for each year.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. For the years ended December 31, 2015, 2014 and 2013, the Company did not recognize any interest income, interest expense, or increase or decreases to uncertain income tax positions of greater than $1 million, individually or in aggregate.